Exhibit 99.1

WELLS FARGO BANK, NATIONAL ASSOCIATION

Dated as of June 4, 2015

ARC Document Solutions, LLC
c/o ARC Document Solutions, Inc.
1981 N. Broadway, Suite 385
Walnut Creek, CA 94596
Attention: Jorge Avalos

Re:     Amendment - Change of Control

Dear Mr. Avalos,
Reference is made to that certain Credit Agreement, dated as of November 20, 2014 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), among ARC Document Solutions, LLC (the “Borrower”), each of the financial institutions party thereto from time to time (the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms are used in this letter agreement as defined in the Credit Agreement, unless otherwise defined herein.
On the terms and subject to the conditions set forth in this letter agreement, the Borrower, the Administrative Agent and the Required Lenders hereby agree that clause (c) of the definition of Change of Control in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
“(c)     The occupation during any consecutive eighteen (18) month period after the Closing Date of a majority of the seats (other than vacant seats) on the board of directors or other governing body of Holdings by persons who were neither (i) nominated by the board of directors or other governing body of Holdings nor (ii) appointed or approved by directors or members of such other or other governing body so nominated, or”
The Borrower hereby confirms that the representations and warranties contained in the Credit Agreement and the other Credit Documents are (before and after giving effect to this letter agreement) true and correct in all material respects and no Default or Event of Default has occurred and is continuing.

The provisions of this letter agreement shall be effective upon the execution of this letter agreement by the Administrative Agent, the Required Lenders, the Borrower and the Guarantors.
The Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower in all respects. This letter agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York.
[This Space Intentionally Left Blank]

This letter agreement is a Credit Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Credit Documents are applicable hereto and incorporated herein by this reference.
Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:    /s/ Jay Hong
Name:    Jay Hong
Title:     Vice President

Agreed to and accepted:

ARC DOCUMENT SOLUTIONS, LLC

By:     /s/ D. Jeffrey Grimes
Name: D. Jeffrey Grimes
Title: Secretary

JPMORGAN CHASE BANK, N.A.

By:     /s/ Alex Rogin
Name:     Alex Rogin
Title:     Vice President

Each of the undersigned hereby acknowledges and consents to the foregoing letter agreement and confirms and agrees that the Guaranty executed by it in connection with the Credit Agreement remains in full force and effect in accordance with its terms and is hereby reaffirmed, confirmed and ratified by each of the undersigned, and each of the undersigned hereby confirms that the representations and warranties contained in such Guaranty (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this letter agreement) true and correct in all material respects.

ARC DOCUMENT SOLUTIONS, INC.

By:     /s/ D. Jeffrey Grimes
Name: D. Jeffrey Grimes
Title: Secretary
AMERICAN REPROGRAPHICS COMPANY, L.L.C.

By:     /s/ D. Jeffrey Grimes
Name: D. Jeffrey Grimes
Title: Secretary
ARC ACQUISITION CORPORATION

By:     /s/ D. Jeffrey Grimes
Name: D. Jeffrey Grimes
Title: Secretary
ERS DIGITAL, INC.

By:    /s/ Jorge Avalos
Name: Jorge Avalos
Title: V.P. Finance

LICENSING SERVICES INTERNATIONAL, LLC

By:     /s/ D. Jeffrey Grimes
Name: D. Jeffrey Grimes
Title: Secretary

PLANWELL, LLC

By:     /s/ D. Jeffrey Grimes
Name: D. Jeffrey Grimes
Title: Secretary

REPROGRAPHICS FORT WORTH, INC.

By:     /s/ D. Jeffrey Grimes
Name: D. Jeffrey Grimes
Title: Secretary